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                                  FORM 8-A

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




                                      FOCAL, INC.
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                (Exact name of Registrant as specified in its charter)


             Delaware                                   94-3142791
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(State of incorporation or organization)            (IRS Employer I.D. No.)


                 4 Maguire Road, Lexington, Massachusetts 02173
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                    (Address of principal executive offices)



Securities to be registered pursuant to Section 12(b) of the Act:

                               NONE
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Securities to be registered pursuant to Section 12(g) of the Act:

                       Common Stock, $0.01 par value
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Securities to be registered pursuant to Section 12(g) of the Act:

                         Preferred Stock Purchase Rights
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Item 1.  Description of Registrant's Securities to be Registered

         Incorporated by reference to pages 56 through 60 of the Preliminary Prospectus, contained in Registrant's Registration Statement on Form S-1 filed on October 21, 1997 (the "S-1 Registration Statement").

Item 2.  Exhibits

         The following exhibits are filed as a part of this registration statement:

         1.*       Specimen certificate for Registrant's Common Stock;

         2.**      Certificate of Incorporation, as currently in effect;

         3.*** Form of Restated Certificate of Incorporation to be filed after the closing of the offering made under the S-1 Registration Statement.

         4.****    Preferred Shares Rights Agreement.

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*     Incorporated by reference to Exhibit 4.1 to the S-1 Registration
      Statement.
**    Incorporated by reference to Exhibit 3.1 to the S-1 Registration
      Statement.
***   Incorporated by reference to Exhibit 3.2  to the S-1 Registration
      Statement.
****  Incorporated by reference to Exhibit 10.21 to the S-1 Registration
      Statement.






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                                   SIGNATURE

    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: October 21, 1997

                             FOCAL, INC.


                             By: /s/ W. BRADFORD SMITH
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                                 W. Bradford Smith, Chief Financial Officer



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